SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 25, 2002
Date of Report (Date of earliest event reported)

VIROLOGIC, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-30369 (Commission File Number)	94-3234479 (I.R.S. Employer Identification No.)

270 East Grand Avenue
South San Francisco, California 94080
(650) 635-1100
(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 3.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 5. Other Events

     On March 22, 2002, ViroLogic, Inc. ( “ViroLogic” ) entered into a Securities Purchase Agreement (the “Purchase Agreement” ) with several large investors (collectively, the “Purchasers” ), pursuant to which ViroLogic agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from ViroLogic, an aggregate of 1,005 shares (the “Shares” ) of ViroLogic’s Series B Convertible Preferred Stock, and warrants to purchase an aggregate of 2.2 million shares of ViroLogic’s common stock (the “Warrants” ), for an aggregate purchase price of $10,050,000 in a private placement (the “Financing” ). The closing (the “Closing”) occurred on March 25, 2002 and Virologic received the $10,050,000 gross proceeds. The rights, preferences and privileges of the Series B Convertible Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights filed with the Delaware Secretary of State. The Warrants are subject to the terms and conditions of the Stock Purchase Warrant issued by ViroLogic and evidencing the Warrants. In connection with the Financing, ViroLogic also granted warrants to purchase an aggregate 637,261 shares of common stock to holders of Series A Preferred Stock as a payment in order to secure their consent and waiver concerning the Financing and the resulting impact on the Series A Preferred Stock. The terms of these warrants are substantially similar to those granted to the Purchasers. Pursuant to a Registration Rights Agreement, ViroLogic has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of ViroLogic common stock issuable upon conversion of the Series B Convertible Preferred Stock and issuable upon exercise of the Warrants (and approximately 2,044,677 additional shares of Common Stock, bringing the expected total to be registered to 8,656,529 shares of Common Stock).

     The press release issued by ViroLogic on March 26, 2002 announcing the Financing is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     Exhibits.

3.1	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on March 22, 2002.
4.1	Form of Stock Purchase Warrant issued to purchasers of Series B Preferred Stock.
4.2	Form of Stock Purchase Warrant issued to holders of Series A Preferred Stock in connection with the sale of Series B Preferred Stock.
10.1	Securities Purchase Agreement, dated as of March 22, 2002, by and among ViroLogic, Inc. and each of the Purchasers.
10.2	Registration Rights Agreement, dated as of March 22, 2002, by and between ViroLogic, Inc. and each of the Purchasers.
99.1	Press Release issued March 26, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROLOGIC, INC

Dated: March 25, 2002	By:	/s/ William D. Young

William D. Young Chief Executive Officer

INDEX TO EXHIBITS

3.1	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on March 22, 2002.
4.1	Form of Stock Purchase Warrant issued to purchasers of Series B Preferred Stock.
4.2	Form of Stock Purchase Warrant issued to holders of Series A Preferred Stock in connection with the sale of Series B Preferred Stock.
10.1	Securities Purchase Agreement, dated as of March 22, 2002, by and among ViroLogic, Inc. and each of the Purchasers.
10.2	Registration Rights Agreement, dated as of March 22, 2002, by and between ViroLogic, Inc. and each of the Purchasers.
99.1	Press Release issued March 26, 2002.